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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K



                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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Date of Report (Date of earliest event reported): October 31, 2000



                             MANUGISTICS GROUP, INC.
               (Exact name of issuer as specified in its charter)


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
Delaware                                  0-22154                        52-1469385
(STATE OR OTHER JURISDICTION OF           (COMMISSION                    (I.R.S. EMPLOYER
INCORPORATION OR ORGANIZATION)            FILE NUMBER)                   IDENTIFICATION NUMBER)
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                           2115 East Jefferson Street
                            Rockville, Maryland 20852
              (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES AND ZIP CODE)


                                 (301) 984-5000
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)


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ITEM 5.  OTHER EVENTS.

           On October 31, 2000, Manugistics Group, Inc. issued a press release announcing that it sold an additional $50 million principal amount of 5% Convertible Subordinated Notes due 2007 in its recent private placement, bringing the total amount sold to $250 million. The sale of the additional notes is expected to close on November 2, 2000 and will complete the private placement.

           A copy of the press release appears as Exhibit 99 to this Report and is incorporated herein by reference.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)        The following is filed as an Exhibit to this Report:

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
Exhibit Number       Description
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
99                  Press Release dated October 31, 2000.
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                                    SIGNATURE


           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Rockville, State of Maryland, on the 1st day of November, 2000.


                                       MANUGISTICS GROUP, INC.


                                       By: /s/ Raghavan Rajaji
                                          ------------------------------------
                                             Raghavan Rajaji
                                             Executive Vice President and
                                             Chief Financial Officer






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                                  EXHIBIT INDEX


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
               Exhibit Number       Description
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
                     99             Press Release dated October 31, 2000.
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